COMPUTATIONAL MATERIALS FOR

BAYVIEW FINANCIAL SERIES 2004-C

ABS New Transaction

Computational Materials

$422,656,000 (approximate)

 BayView Financial

Mortgage Pass-Through Certificates,

Series 2004-C

Wells Fargo Bank, N.A.

Master Servicer

Wachovia Bank

Trustee

August 3, 2004

Recipients must read the information contained in the attached statement.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

$422,656,000

(APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

BAYVIEW FINANCIAL

MORTGAGE  PASS-THROUGH  CERTIFICATES, SERIES  2004-C

MORTGAGE BACKED SECURITIES

Wells Fargo Bank, N.A., Master Servicer

Senior / Subordinate REMIC Certificates

One Month LIBOR Available Funds Floaters -No Hard Cap – Act/360 – No Delay

Class	Approximate Size ($)	Initial Coupon(1)	WAL 35% Call (2)	WAL 10% Call (3)	Payment Window to 10% Call (3)	Initial Credit Support (4)	Legal Final Maturity (5)	Expected Ratings (4) Fitch /Moody’s/S&P
A-IO (6) (7)	Notional	Variable	NA	NA	NA	14.75%	02/07	AAA/Aaa/AAA
A (7)	371,685,000	1mL + [ ]%	2.22	2.99	09/04 - 03/13	14.75%	04/45	AAA/Aaa/AAA
M-1 (7)	19,115,000	1mL + [ ]%	3.78	5.99	09/07 - 03/13	10.25%	04/45	AA/Aa2/AA
M-2 (7)	6,371,000	1mL + [ ]%	3.78	5.99	09/07 - 03/13	8.75%	04/45	AA-/Aa3/AA-
M-3 (7)	10,619,000	1mL + [ ]%	3.78	5.99	09/07 - 03/13	6.25%	04/45	A/A2/A
M-4 (7)	4,247,000	1mL + [ ]%	3.78	5.99	09/07 - 03/13	5.25%	04/45	A-/A3/A-
B (7)	10,619,000	1mL + [ ]%	3.78	5.99	09/07 - 03/13	2.75%	04/45	BBB/Baa3/BBB
X (8) (7)	Not Offered Hereby							NR
F (9) (7)	Not Offered Hereby							NR
P (10) (7)	Not Offered Hereby							NR
R (11) (7)	Not Offered Hereby							NR

(1)

Each class of Offered Certificates, other than the Class A-IO Certificates, will accrue interest at the rate of One Month LIBOR plus a specified margin.  The margin on the Class A Certificates will increase to 1.5 times the stated margin for such class on each Distribution Date occurring after the date on which the 35% Auction Call may be exercised. The margin on the Class M and Class B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.  Each Class of LIBOR Certificates is subject to the applicable Available Funds Cap, as described on page 10.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.  The Class A-IO Certificates will have a coupon as described on page 12.

(2)

All classes of Certificates will be subject to a 35% Auction Call.  The weighted average life to the 35% Auction Call assumes: (i) prepayments occur at 21% CPR, (ii) the 35% Auction Call is exercised on the first eligible Distribution Date and (iii) the certificates pay on the 28th of each month beginning in September 2004.

(3)

The weighted average lives to 10% Optional Call assume: (i) prepayments occur at 21% CPR, (ii) the 10% Optional Call is exercised and (iii) the certificates pay on the 28th of each month beginning in September 2004.

(4)

Assumes over-collateralization (“O/C”) has built to the O/C Target.  The O/C Target is 2.75% of the Cut-Off Date collateral balance.  Initial credit support for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the O/C Target.  The O/C amount on the Closing Date will equal 0.50% of the Cut-Off Date collateral balance.    Rating levels are subject to final approval.

(5)

The legal final maturity date was determined by adding one year to the date of the last maturing loan for all certificates except the Class A-IO Certificates.  The legal final maturity date for the Class A-IO Certificates is the 30th Distribution Date.

(6)

The Class A-IO will be entitled to receive payments of interest only based on a variable notional amount as described on page 12.

(7)

The Class X, F, P and R Certificates are not offered hereby.

(8)

The Class X Certificate represent the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates, the Class F Certificates and the Class P Certificates, as described herein.

(9)

The Class F Certificates are entitled to an amount payable on a monthly basis at an annualized rate equal to the product of (A) the greater of (i) the lesser of (a) 3.50% and (b) the weighted average Net Mortgage Rate of the Class F Mortgage Loans over the current one month LIBOR (“LIBOR”) rate, and (ii) zero and (B) the actual balance of fixed rate Mortgage Loans and Long ARM Mortgage Loans.

(10)

The Class P Certificates are entitled to all prepayment penalty distributions.

(11)

The Class R Certificates are a non-economic REMIC tax residual.

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen

(212) 449-0752

Paul Park

(212) 449-6380

Tom Saywell

(212) 449-2122

Fred Hubert

(212) 449-5071

Alan Chan

(212) 449-8140

Alice Chang

(212) 449-1701

Sonia Lee

(212) 449-5067

Calvin Look

(212) 449-5029

Trading

Scott Soltas

(212) 449-3659

Charles Sorrentino

(212) 449-3659

Edgar Seah

(212) 449-3659

Research

Glenn Costello

(212) 449-4457

Rating Agencies

Fitch

Michele Patterson

(212) 908-0779

Moody’s

Ido Gonen

(212) 553-0323

S&P

Bridget Steers

(212) 438-2610

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF JULY 1, 2004 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

Title of Offered Certificates

BayView Financial (“BAYV”), Mortgage Pass-Through Certificates, Series 2004-C, consisting of:

Class A and Class A-IO Certificates, (collectively, the “Senior Certificates”),

Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates (collectively, the “Subordinate Certificates”).

The Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates are collectively referred to as the “LIBOR Certificates.”

The Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are collectively referred to as the “Class M Certificates.”

The Class A-IO Certificates are also referred to as the “Interest-Only Class.”

Lead Underwriter	Merrill Lynch, Pierce, Fenner & Smith Incorporated
Co-Underwriters	Citigroup Global Markets Inc. and Lehman Brothers Inc.
Depositor	BayView Financial Securities Company, LLC
Seller	BayView Financial, L.P.
Master Servicer	Wells Fargo Bank, N.A.
Servicers	M & T Mortgage Corporation		77.09%
	WWMSC		9.11%
	Bayview Loan Servicing, LLC		6.25%
	RFC		3.86%
	Cendant Mortgage Corporation		1.73%
	Citimortgage, Inc.		1.46%
	Chase Manhattan Mortgage Corporation		0.51%
Servicing Advances

The Servicers are required under the servicing agreements to advance delinquent payments of principal and interest on all Mortgage Loans in the trust, to the extent that such advances are expected to be ultimately recoverable from the related Mortgage Loan.

Trustee	Wachovia Bank, National Association
Statistical Calculation Date	July 1, 2004
Cut-Off Date	August 1, 2004
Pricing Date	On or about August 5, 2004
Closing Date	On or about August 20, 2004
Distribution Dates

Distribution of principal and interest on the certificates will be made on the 28th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in

September 2004.

ERISA Considerations

As of the Closing Date, the Senior Certificates will be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.  The Subordinate Certificates will not be ERISA eligible.

Legal Investment	The offered certificates will not constitute “mortgage-related securities” for the purposes of SMMEA.
Tax Status	For federal income tax purposes, multiple elections will be made to treat specified portions of the Trust Fund as “real estate mortgage investment conduits” (each, a “REMIC”).
Auction Call

On the first Distribution Date on or after the date on which the aggregate principal balance of the LIBOR Certificates is less than 35% of the aggregate principal balance of the LIBOR Certificates as of the Closing Date (“the Initial Certificate Balance”) (the “Auction Call Date”), the Trustee will solicit bids in a commercially reasonable manner for purchase of the Mortgage Loans and other property of the Trust for a price not less than the Minimum Bid Price.  The Trustee will not sell the assets of the Trust unless it has received at least three bids and at least one such bid is for not less than the Minimum Bid Price.  This process will be repeated every three months until the Minimum Bid Price is received.

The Trustee will be reimbursed for the costs of such sale before the proceeds are paid to holders of the certificates.

Minimum Bid Price

The "Minimum Bid Price" will equal the sum of (i) the aggregate unpaid principal balance of the

Mortgage Loans, (ii) interest accrued and unpaid on the Mortgage Loans, (iii) the fair market value of all other property of the Trust Fund and (iv) any unpaid servicing advances, fees and expenses of the Master Servicer, the Servicers and the Trustee and (iv) a termination amount payable in respect of the Class A-IO Certificates.

In the event that satisfactory bids are received, the net sale proceeds will be distributed to the Certificateholders in the same order of priority as interest and principal distributions.  If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and the process will be repeated every three months until the Minimum Bid Price is received.

Optional Call

On the Distribution Date on which the current collateral balance is less than 10% of the Cut-Off Date collateral balance (the “Optional Call Date”),, if the property of the Trust has not been sold as described above, the holder of the Class X Certificate and the Master Servicer will, as provided in the Pooling and Servicing Agreement, have the option to purchase the Mortgage Loans and all other property of the Trust Fund at a price equal to the sum of (a) the greater of (1) the aggregate unpaid principal balance of the Mortgage Loans and (2) the fair market value of the Mortgage Loans without regard to accrued interest, (b) interest accrued and unpaid on the Mortgage Loans, (c) any unpaid servicing advances with respect to the Mortgage Loans and (d) the fair market value of all other property of the Trust Fund.

Pricing Prepayment Speed	21% constant prepayment rate (“CPR”)
Mortgage Loans

The mortgage pool will consist of fixed rate and adjustable rate, first lien, mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Statistical Calculation Date of $424,783,175.69:

•

$183,477,808.95 principal balance of fixed rate mortgage loans

•

$241,305,366.74 principal balance of adjustable rate mortgage loans

Approximately 10.29% of the aggregate principal balance of the mortgage loans as of the Statistical Calculation Date will be covered by primary mortgage insurance.

Total Deal Size	Approximately $ 422,656,000
Administrative Fees	The Servicers, Master Servicer, Trustee and Custodian will be paid fees aggregating approximately 51.24 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.
Servicing Fee	Approximately 48.99 bps per annum on the aggregate principal balance of the mortgage loans, payable monthly.
Master Servicing Fee	1.50 bps per annum of the collateral balance
Trustee Fee	0.50 bps per annum of the collateral balance
Custodian Fee	0.25 bps per annum of the collateral balance
Credit Enhancements	1. Excess interest 2. Over-Collateralization 3. Subordination 4. Reserve Fund
Excess Interest

Excess interest cashflow will be available as credit enhancement.

A percentage of Excess Interest (“Available Excess Interest”) will be available on each Distribution Date to build Over-Collateralization.  For each Distribution Date from September 2004 to August 2005, Available Excess Interest will equal 50% of Excess Interest (ie: twelve month 50% “excess spread holiday”); thereafter, Available Excess Interest will equal 100% of Excess Interest.  For every Distribution Date, Available Excess Interest will be applied as principal on each Distribution Date in reduction of the Class Principal Balances of the LIBOR Certificates to build and maintain the O/C Amount, as described herein.  The amount of Available Excess Interest will vary over time based on the prepayment and default experience of the Mortgage Loans, whether the Servicer advances on delinquent Mortgage Loans (including any Mortgage Loans that become non-performing Mortgage Loans), and variations in the underlying indices on the adjustable rate Mortgage Loans.

Over-Collateralization

Available Excess Interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (“Over-Collateralization” or “O/C”).

The “Target O/C Amount” or “O/C Target” with respect to any Distribution Date prior to the Stepdown Date is equal to 2.75% of the Cut-Off Date collateral balance.  On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C Target is equal to the greater of (i) 5.50% of the then current collateral balance and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the O/C Target will be equal to the O/C Target for the immediately preceding Distribution Date.

On the Closing Date, the Initial O/C is expected to be approximately 0.50% of the Cut-Off Date collateral balance.  The O/C Floor will be equal to 0.50% of the Cut-Off Date Collateral Balance.

Initial:  0.50% of Cut-Off Date collateral balance

Target: 2.75% of Cut-Off Date collateral balance before stepdown, greater of 5.50% of then current balance or 0.50% of Cut-Off Date collateral balance after stepdown

Floor:   0.50% of Cut-Off Date collateral balance

Subordination: (1) includes O/C target	Classes Class A Class M-1 Class M-2 Class M-3 Class M-4 Class B	Rating (F/M/S) AAA/Aaa /AAA AA/Aa2 /AA AA-/Aa3/AA- A/A2/A A-/A3/A- BBB/Baa2/BBB	Subordination (1) 14.75% 10.25% 8.75% 6.25% 5.25% 2.75%

Initial Class Sizes:	Classes Class A Class M-1 Class M-2 Class M-3 Class M-4 Class B	Rating (F/M/S) AAA/Aaa /AAA AA/Aa2 /AA AA-/Aa3/AA- A/A2/A A-/A3/A- BBB/Baa3/BBB	Class Sizes 87.50% 4.50% 1.50% 2.50% 1.00% 2.50%
Reserve Fund

A Reserve Fund will be created for the benefit of the LIBOR Certificate holders that will be funded by interest rate cap payments received under the Cap Agreement, as defined herein.

Priority of Funding the Reserve Fund

The Reserve Fund will be funded by interest rate cap payments received under the Cap Agreement for each Distribution Date falling in September 2004 through August 2014.  On a monthly basis, interest rate cap payments received under the Cap Agreement will be paid as follows:

1.

To pay any Current Interest Shortfalls on the LIBOR Certificates;

2.

To pay any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls on the LIBOR Certificates;

3.

To pay any current period losses;

4.

To pay any Deferred Principal Amounts to the Subordinate Certificates;

5.

To pay the Reserve Fund any remaining amounts up to the Reserve Fund Target, as defined herein; and

6.

To pay any remaining amounts to the holder of the Class X Certificate.

After the Distribution Date in August 2014 (the 120th Distribution Date) the Cap Agreement expires and the Reserve Fund will only be available to the LIBOR Certificate holders to the extent there is a remaining balance in the Reserve Fund.

On a monthly basis, amounts on deposit in the Reserve Fund will be available to absorb portfolio losses.  Amounts on deposit in the Reserve Fund will be applied to losses before losses are absorbed by O/C or the LIBOR Certificates.

Reserve Fund Target

The “Reserve Fund Target” with respect to each Distribution Date will be equal to the greater of (1) the O/C Target Balance in effect for such Distribution Date, less the current O/C Amount after giving effect to all distributions and losses for that month and (2) zero.

Accrued Interest	The Offered Certificates will settle flat.
Delay Days	0 days.
Day Count

With respect to all Certificates, excluding the Class A-IO Certificates, Actual/360.  With respect to the Class A-IO Certificates, 30/360 days, other than in respect of the payment of interest on the first Distribution Date, for which the day count will be the actual number of days from (and including) the Closing Date to (but excluding) the first Distribution Date divided by 360.

Due Period

With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period	With respect to any Distribution Date is the immediately preceding calendar month.

Registration	The Offered Certificates will be available in book-entry form through DTC.
Denominations	LIBOR Certificates: Minimum of $25,000, and multiples of $1 in excess thereof. Class A-IO Certificates: Minimum of $1,000,000 and multiples of $1 in excess thereof.
Clearing	DTC, Euroclear or Clearstream
Principal Distribution Amount	The Principal Distribution Amount with respect to any Distribution Date will be equal the Principal Remittance Amount for such date minus the O/C Release Amount, if any, for such date.
Principal Remittance Amount

Principal Remittance Amount with respect to any Distribution Date will be equal, in general, to the sum of (i) all principal collected (other than Payaheads) or advanced or otherwise remitted in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all prepayments in full or in part received during the applicable Prepayment Period, (iii) the portion of the purchase price allocable to principal of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount allocable to principal paid during the related Prepayment Period, and (v) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related Prepayment Period, to the extent allocable to principal, as reduced in each case, as provided in the Pooling and Servicing Agreement, by unreimbursed Advances, to the extent allocable to principal and other amounts due to the Master Servicer, the Servicers or the Trustee and not reimbursed from the Interest Remittance Amount for such Distribution Date.

O/C Release Amount

The O/C Release Amount with respect to any Distribution Date will be equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the O/C Amount for such date, assuming that 100% of the Principal Remittance Amount for such date is applied on such date to distribution of principal on the LIBOR Certificates, exceeds (ii) the Target O/C Amount for such date.

O/C Amount

The O/C Amount with respect to any Distribution Date will be equal to the amount, if any, by which (x) the collateral balance for such date exceeds (y) the aggregate Class Principal Balance of the LIBOR Certificates after giving effect to distributions on such Distribution Date.

Class F Certificates

On each Distribution Date the Class F Certificates will be entitled to interest on a notional amount equal to the aggregate Principal Balance of the fixed rate Mortgage Loans and the Long ARM Mortgage Loans (the “Class F Mortgage Loans”) at an annual rate equal to the excess, if any, of (a) the lesser of (i) 3.50% and (ii) the weighted average Net Mortgage Rate of the Class F Mortgage Loans, over (b) actual LIBOR.  Such distributions will terminate after the Distribution Date in August 2008 (the 48th Distribution Date).

Long ARM Mortgage Loans are adjustable rate Mortgage Loans for which the next adjustment date occurs more than 4 years after the Cut-Off Date.

Class F Payment Amount

The amount payable by the Trustee to the Class F Certificates on any Distribution Date is referred to as the “Class F Payment Amount.”  Any shortfall in the amount paid to the Class F Certificates on any Distribution Date due to the amount of interest being subject to a cap is referred to as the “Class F Shortfall”.

Payment of the Class F Payment Amount on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Offered Certificates.

Current Interest

Current Interest for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Balance or Class Notional Amount of that Class.

Carryforward Interest

Carryforward Interest with respect to each class of LIBOR Certificates will equal, with respect to any Distribution Date, the amount, if any, by which (i) the sum of (x) Current Interest for such class for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest from previous Distribution Dates exceeds (ii) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date.

Net Mortgage Rate	The Net Mortgage Rate with respect to each Mortgage Loan will equal the Mortgage Rate thereon, minus the Administrative Fees.
Coupon Step Up

The margin on the Class A Certificates will increase to 1.5x their margin on each Distribution Date occurring after the date on which the 35% Auction Call may be exercised. The margin on the Subordinate Certificates will increase to 1.5x their respective margins on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

Available Funds Cap

The “Senior LIBOR Class Available Funds Cap”, expressed as a percentage, will equal, for any Distribution Date, (A)(1)(a)(i) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (ii) the total of interest accrued for the related Accrual Period on all classes of Senior Certificates having a higher priority of distribution than the Class A Certificates under Interest Payment Priority below multiplied by (b) the Class A Available Funds Cap Percentage divided by (2) the Class Principal Balance of the Class A Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

The Class A Available Funds Cap Percentage is determined by dividing the Class Principal Balance of the Class A Certificates by the aggregate Class Principal Balance of the LIBOR Certificates.

The "Subordinate LIBOR Class Available Funds Cap,'' expressed as a percentage, will equal, for any Distribution Date, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (b) the total of interest accrued for the related Accrual Period on the Senior Certificates and the Class F Certificates divided by (2) the Class Principal Balance of the Subordinate Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Basis Risk Shortfall

To the extent that, for any Distribution Date, (a) the amount of interest payable to a class of certificates exceeds (b) the amount of interest accrued at its applicable Available Funds Cap (such excess, a “Basis Risk Shortfall”), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.

Cap Agreement

The LIBOR Certificate holders will benefit from a series of interest rate cap payments pursuant to a cap agreement (the “Cap Agreement”), which is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the LIBOR Certificates and the weighted average coupon of the fixed rate Mortgage Loans and the Long ARM Mortgage Loans.

Cap Notional Balance

On each Distribution Date, payments under the Cap Agreement will be made based upon a notional balance (the “Cap Notional Balance”) equal to an amount initially equal to the approximate aggregate principal balance of the fixed rate (including fixed rate balloon) Mortgage Loans and Long ARM Mortgage Loans, which will decline each month on the basis of assumed prepayments of principal at a rate no greater than 18% CPR and the assumption that no defaults or losses occur.

The Cap Agreement will have a strike rate pursuant to the following schedule:

	Distribution Dates	Strike	Cap Ceiling
	1-36	3.50%	N/A
	37-96	5.50%	10.50%
	97-120	7.50%	10.50%

During the first three years following the Closing Date, the LIBOR Certificates will have some protection against any increases in LIBOR greater than the initial strike rate.  Any movement in LIBOR between the initial strike rate + 2% will not be covered under the Cap Agreement after the 36th Distribution Date.  Beginning on the 37th Distribution Date the Trust will have some protection for the next five years against any increases in LIBOR between the initial strike rate + 2% and the initial strike rate + 7%.  This will represent a 500 basis point corridor of coverage.  Any movement in LIBOR between the initial strike rate + 4% will not be covered under the Cap Agreement after the 96th Distribution Date. Beginning on the 97th Distribution Date the Trust will have some protection for the next two years against any increases in LIBOR between the initial strike rate + 4% and the initial strike rate + 7%.  This will represent a 300 basis point corridor of coverage.  After the 120th Distribution Date (year 10) the Cap Agreement expires.

Excess Cap Amount

To the extent that the notional balance of the Cap Agreement exceeds the aggregate Principal Balance of the fixed rate Mortgage Loans and the Long ARM Mortgage Loans, the amount payable under the Cap Agreement in respect of such excess may not be available to the holders of the Offered Certificates.

Certificate Interest Rates

On each Distribution Date, the Class A Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Auction Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Senior LIBOR Class Available Funds Cap.

On each Distribution Date, the Class M-1 Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate LIBOR Class Available Funds Cap.

On each Distribution Date, the Class M-2 Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate LIBOR Class Available Funds Cap.

On each Distribution Date, the Class M-3 Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate LIBOR Class Available Funds Cap.

On each Distribution Date, the Class M-4 Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate LIBOR Class Available Funds Cap.

On each Distribution Date, the Class B Certificate Interest Rate will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [  ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [  ]% per annum, and (y) the Subordinate LIBOR Class Available Funds Cap.

For each Distribution Date, interest will accrue on the LIBOR Certificates at their respective Certificate Interest Rates from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, on an actual/360 basis.  There will be no delay days on the LIBOR Certificates.

Interest-Only Class

The Class A-IO Certificates will be entitled to distributions of interest only and will accrue interest on a 30/360 basis.  The Class A-IO Certificates will accrue interest on the Class A-IO Notional Amount at a per annum rate for each Distribution Date equal to the lesser of (A) the Class A-IO Coupon Rate set forth in the following schedule for the relevant Distribution Date and (B) the weighted average Mortgage Rate of the Mortgage Loans minus on a percentage basis (i) the Administrative Fees and (ii) the Class F Payments.  The Class A-IO Notional Amount for a Distribution Date will be equal to the lesser of the collateral balance as of such Distribution Date and the amount set forth in the following schedule:

	Distribution Date	Class A-IO Notional Amount	Class A-IO Coupon Rate (1)
	1	243,979,358.00	3.5000%
	2	231,656,685.00	3.5000%
	3	219,956,090.00	3.5000%
	4	208,843,921.00	3.5000%
	5	198,291,896.00	3.5000%
	6	188,271,784.00	3.5000%
	7	178,754,376.00	3.5000%
	8	169,710,504.00	3.5000%
	9	161,122,837.00	3.5000%
	10	152,968,214.00	3.5000%
	11	145,224,458.00	3.5000%
	12	137,870,937.00	3.5000%
	13	130,888,185.00	3.9375%
	14	124,258,028.00	3.9375%
	15	117,962,326.00	3.9375%
	16	111,983,506.00	3.9375%
	17	106,306,705.00	3.9375%
	18	100,916,551.00	3.9375%
	19	95,798,236.00	3.9375%
	20	90,938,582.00	3.9375%
	21	86,324,438.00	3.9375%
	22	81,943,201.00	3.9375%
	23	77,782,828.00	3.9375%
	24	73,832,903.00	3.9375%
	25	70,083,024.00	3.9375%
	26	66,522,273.00	3.9375%
	27	62,232,892.00	3.9375%
	28	57,794,064.00	3.9375%
	29	53,668,946.00	3.9375%
	30	49,835,258.00	3.9375%
	31+	0.00
	(1) Subject to the calculation in the preceding paragraph The Class A-IO Certificates will not be entitled to distributions of any kind after the 30th Distribution Date.
Realized Losses

If a Mortgage Loan becomes a liquidated loan and the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance on such Mortgage Loan, the amount of such insufficiency is a “Realized Loss”.  Realized Losses will, in effect, be absorbed by (1) Available Excess Interest, (2) reduction of Reserve Fund and (3) reduction of Over-Collateralization.  Following the reduction of any Over-Collateralization to zero, all allocable Realized Losses will be applied in reverse sequential order, beginning with the Class B Certificates and ending with the Class M-1 Certificates. The balance of the Class A Certificates will not be reduced by Realized Losses.

Deferred Principal Amount

The “Deferred Principal Amount” with respect to each Class of Subordinate Certificates and each Distribution Date will be equal to the amount by which (x) the aggregate of applied Realized Losses previously applied in reduction of the Class Principal Balance thereof, together with interest thereon at the applicable Interest Rate, exceeds (y) the aggregate of amounts previously distributed in reimbursement of such Realized Losses, plus accrued interest.

Principal Payment Priority

Distributions of principal on the LIBOR Certificates will be made on each Distribution Date in an aggregate amount equal to the Principal Distribution Amount for such Distribution Date. The Class A-IO Certificates will not be entitled to receive any distributions of principal.

Prior to the Step Down Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates on a pro-rata basis.  Principal will then be allocated sequentially to the Class M-1, M-2, M-3, M-4 and B Certificates.

On or after the Step Down Date and as long as a Trigger Event is not in effect, all principal will be paid pro-rata to the Class A, M-1, M-2, M-3, M-4 and B Certificates, as needed to build and maintain the required Target O/C Amount.

Interest Payment Priority

The Interest Rates for Classes A, M-1, M-2, M-3, M-4 and B Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the applicable Available Funds Cap (as defined herein).

On each Distribution Date, the interest remittance amount for such date will be distributed in the following order of priority:

1.

To pay the Servicing Fee, Master Servicing Fee, the Custodian Fee,  the Trustee Fee and any fees payable in respect of lender paid mortgage insurance;

2.

To pay the Class F Payment Amount to the Class F Certificates;

3.

To pay Current Interest and Carryforward Interest to the Class A-IO Certificates;

4.

To pay Current Interest and Carryforward Interest to the Class A Certificates;

5.

To pay Current Interest and Carryforward Interest to the Class M-1, M-2, M-3, M-4 and B Certificates (the “Subordinate Classes”), sequentially;

6.

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling and Servicing Agreement;

7.

Any interest remaining after the applications referred to in paragraphs (1) through (6) above will be deemed Excess Interest for such Distribution Date.  Available Excess Interest will be distributed as principal as follows: (i) any Class F Shortfall which has not been paid, (ii) prior to the Stepdown Date or on any Distribution Date for which a Trigger Event is in effect, to the Class A Certificates, and then sequentially to the Class M-1, M-2, M-3, M-4 and B Certificates to maintain the Overcollateralization Target, and (iii) on or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, concurrently in proportion to their respective class principal amounts after giving effect to distributions already made on such Distribution Date, pro-rata to the Class A, M-1, M-2, M-3, M-4 and B Certificates to maintain the Overcollateralization Target;

8.

To pay sequentially to the Class A, M-1, M-2, M-3, M-4 and B Certificates any Current Interest Shortfalls, to the extent of amounts received under the Cap Agreement (1);

9.

To pay to the Class A Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Available Excess Interest and any amounts received under the Cap Agreement (1);

10.

To pay sequentially to the Class M-1, M-2, M-3, M-4 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Available Excess Interest and any amounts received under the Cap Agreement (1);

11.

To the extent of any remaining amounts received under the Cap Agreement, the amount of any losses on the Mortgage Loans in the priority specified in paragraph (8) above (1);

12.

To pay sequentially to the Class M-1, M-2, M-3, M-4 and B Certificates, any Deferred Principal Amounts, to the extent of Available Excess Interest and any amounts received under the Cap Agreement (1);

13.

To the Reserve Fund any remaining cap payments received under the Cap Agreement up to the Reserve Fund Target Amount (1);

14.

To pay remaining amounts to the holder of the Class X Certificate (1).

(1)

Cap payments received under the Cap Agreement will be allocated in steps (8), (9), (10), (11), (12), (13), and (14), in that order of priority.

Trigger Event

Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

i.

The “Delinquency Rate” exceeds 14%;

ii.

The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial collateral balance exceeds the applicable percentages set forth below with respect to such Distribution Date; or

iii.

A Subordination Trigger Event has occurred with respect to that Distribution Date.

	Distribution Date Occurring	Loss Percentage
	September 2007 – August 2008	2.20% with respect to September 2007, plus an additional 1/12th of 0.55% for each month thereafter
	September 2008 – August 2009	2.75% with respect to September 2008, plus an additional 1/12th of 0.36% for each month thereafter
	September 2009 – August 2010	3.11% with respect to September 2009, plus an additional 1/12th of 0.14% for each month thereafter
	September 2010 and thereafter	3.25%
Step Down Date

The later to occur of (a) the Distribution Date in September 2007, (b) the first Distribution Date on which the aggregate principal balance is less than or equal to 50.00% of the Cut-off Date collateral balance, or (c) the first Distribution Date on which the subordination levels of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates reaches the percentage listed below under “Subordination Trigger Event” for each class of Certificates.

Delinquency Rate

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Subordination Trigger Event	Will have occurred with respect to a Distribution Date if the Enhancement Percentage for any class of LIBOR Certificates becomes less than the applicable percentage set forth below:
	Class		Percentage
	A		29.50%
	M-1		20.50%
	M-2		17.50%
	M-3		12.50%
	M-4		10.50%
	B		5.50%

The Enhancement Percentage for any class of LIBOR Certificates on a Distribution Date will be the fraction, expressed as a percentage, the numerator for which is the sum of (a) the total class principal balance of the Subordinate Certificates that are lower in priority of distribution than that class, (b) the O/C Amount and (c) amounts on deposit in the Reserve Fund after giving effect to withdrawals therefrom on that date, and the denominator for which is the aggregate principal balance of the Mortgage Loans.

Prospectus

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus

Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables

The following tables describe the Mortgage Loans and the related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

PREPAYMENT SENTIVITY ANALYSIS

Sensitivity Analysis – To 10% Call

Prepayment Assumption	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	5.42	3.92	2.99	2.33	1.87
Principal Window	Sep04 - Aug19	Sep04 - Sep15	Sep04 - Mar13	Sep04 - Jul11	Sep04 - Apr10
Principal # Months	180	133	103	83	68

Class M-1
Avg. Life (yrs)	10.17	7.40	5.99	5.29	4.75
Principal Window	Sep09 - Aug19	Mar08 - Sep15	Sep07 - Mar13	Sep07 - Jul11	Oct07 - Apr10
Principal # Months	120	91	67	47	31

Class M-2
Avg. Life (yrs)	10.17	7.40	5.99	5.29	4.75
Principal Window	Sep09 - Aug19	Mar08 - Sep15	Sep07 - Mar13	Sep07 - Jul11	Oct07 - Apr10
Principal # Months	120	91	67	47	31

Class M-3
Avg. Life (yrs)	10.17	7.40	5.99	5.29	4.75
Principal Window	Sep09 - Aug19	Mar08 - Sep15	Sep07 - Mar13	Sep07 - Jul11	Oct07 - Apr10
Principal # Months	120	91	67	47	31

Class M-4
Avg. Life (yrs)	10.17	7.40	5.99	5.29	4.75
Principal Window	Sep09 - Aug19	Mar08 - Sep15	Sep07 - Mar13	Sep07 - Jul11	Oct07 - Apr10
Principal # Months	120	91	67	47	31

Class B
Avg. Life (yrs)	10.17	7.40	5.99	5.29	4.75
Principal Window	Sep09 - Aug19	Mar08 - Sep15	Sep07 - Mar13	Sep07 - Jul11	Oct07 - Apr10
Principal # Months	120	91	67	47	31

(1) 100% of the Prepayment Assumption is equal to the Certificate Pricing Prepayment Speed as defined on page 6.

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	5.73	4.21	3.21	2.50	1.99
Principal Window	Sep04 - May30	Sep04 - Sep26	Sep04 - Feb23	Sep04 - Nov19	Sep04 - May17
Principal # Months	309	265	222	183	153

Class M-1
Avg. Life (yrs)	10.93	8.12	6.64	5.96	5.47
Principal Window	Sep09 - May30	Mar08 - Sep26	Sep07 - Feb23	Sep07 - Nov19	Oct07 - May17
Principal # Months	249	223	186	147	116

Class M-2
Avg. Life (yrs)	10.93	8.12	6.64	5.96	5.47
Principal Window	Sep09 - May30	Mar08 - Sep26	Sep07 - Feb23	Sep07 - Nov19	Oct07 - May17
Principal # Months	249	223	186	147	116

Class M-3
Avg. Life (yrs)	10.93	8.12	6.64	5.96	5.47
Principal Window	Sep09 - May30	Mar08 - Sep26	Sep07 - Feb23	Sep07 - Nov19	Oct07 - May17
Principal # Months	249	223	186	147	116

Class M-4
Avg. Life (yrs)	10.93	8.12	6.64	5.96	5.47
Principal Window	Sep09 - May30	Mar08 - Sep26	Sep07 - Feb23	Sep07 - Nov19	Oct07 - May17
Principal # Months	249	223	186	147	116

Class B
Avg. Life (yrs)	10.93	8.12	6.64	5.96	5.47
Principal Window	Sep09 - May30	Mar08 - Sep26	Sep07 - Feb23	Sep07 - Nov19	Oct07 - May17
Principal # Months	249	223	186	147	116

(1) 100% of the Prepayment Assumption is equal to the Certificate Pricing Prepayment Speed as defined on page 6.

A-IO SENSITIVITY ANALYSIS

Price (%)(1) Yield (%)

4.60474	5.20
4.61474	4.97
4.62474	4.75
4.63474	4.53
4.64474	4.31
4.65474	4.09
4.66474	3.87
4.67474	3.65
4.68474	3.43
4.69474	3.22
4.70474	3.00
4.71474	2.79
4.72474	2.57
4.73474	2.36
4.74474	2.15
4.75474	1.94
4.76474	1.73
4.77474	1.52
4.78474	1.31
4.79474	1.10
4.80474	0.89
WAL	1.32
Mod Durn	0.99

1.   Assumes prepayments occur at 21% CPR.

SENIOR LIBOR AVAILABLE FUNDS CAP  (1)

Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)	Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)	Distribution Period	Senior LIBOR Available Funds Cap (%) (1)(2)
1	3.37	36	16.27	71	14.57
2	4.61	37	12.62	72	14.24
3	5.10	38	12.94	73	14.26
4	5.92	39	12.68	74	14.64
5	6.56	40	13.02	75	14.31
6	7.22	41	12.73	76	14.69
7	8.17	42	13.02	77	14.35
8	8.82	43	14.29	78	14.37
9	9.69	44	13.27	79	15.56
10	10.20	45	13.67	80	14.47
11	11.26	46	13.34	81	14.85
12	11.75	47	13.72	82	14.51
13	11.66	48	13.43	83	14.89
14	11.94	49	13.45	84	14.56
15	11.83	50	13.84	85	14.59
16	12.13	51	13.51	86	14.97
17	12.17	52	13.87	87	14.63
18	12.26	53	13.55	88	15.01
19	13.08	54	13.71	89	14.68
20	12.78	55	14.37	90	14.70
21	13.09	56	13.82	91	16.04
22	12.97	57	14.21	92	14.77
23	13.48	58	13.87	93	15.15
24	13.38	59	14.25	94	14.81
25	13.46	60	13.91	95	15.20
26	13.83	61	13.93	96	14.86
27	13.69	62	14.30	97	13.25
28	14.06	63	13.98	98	13.63
29	14.04	64	14.35	99	13.38
30	14.41	65	14.02	100	13.76
31	16.35	66	14.04	101	13.42
32	15.79	67	15.21	102	13.43
33	16.22	68	14.13	103	14.11
34	16.00	69	14.53	104	13.47
35	16.45	70	14.19	105	13.85

1.

Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 1.50375% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Senior LIBOR Available Funds Cap defined herein.

2.

Senior LIBOR Available Funds Cap is calculated as (A)(I)(a)  the total scheduled interest due based on the Net Mortgage Rates on the related Due Date plus amounts received under the Cap Agreement, less the current interest due on all classes of Senior Certificates having a higher priority of distribution than the Class A Certificates under Interest Payment Priority above multiplied by (b) the Class A Available Funds Cap Percentage divided by (II) the Class A  Certificate principal balance immediately prior to that Distribution Date multiplied by (B) 360 divided by the actual number of days in the related Accrual Period.

PER ANNUM EXCESS INTEREST

Distribution Period	Excess Interest (%) (1)(3)	Distribution Period	Excess Interest (%) (1)(3)	Distribution Period	Excess Interest (%) (1)(3)
1	0.39%	35	3.59%	69	4.44%
2	1.91%	36	3.59%	70	4.35%
3	1.86%	37	3.66%	71	4.35%
4	2.02%	38	3.55%	72	4.44%
5	1.91%	39	3.66%	73	4.35%
6	1.96%	40	3.55%	74	4.44%
7	2.32%	41	3.55%	75	4.35%
8	2.06%	42	3.77%	76	4.35%
9	2.21%	43	3.55%	77	4.60%
10	2.16%	44	3.65%	78	4.35%
11	2.30%	45	3.54%	79	4.43%
12	2.25%	46	3.49%	80	4.35%
13	2.11%	47	3.38%	81	4.43%
14	2.27%	48	4.37%	82	4.35%
15	2.22%	49	4.45%	83	4.35%
16	2.37%	50	4.37%	84	4.43%
17	2.30%	51	4.45%	85	4.34%
18	2.35%	52	4.37%	86	4.43%
19	2.66%	53	4.37%	87	4.34%
20	2.42%	54	4.61%	88	4.34%
21	2.57%	55	4.36%	89	4.51%
22	2.51%	56	4.43%	90	4.34%
23	2.64%	57	4.35%	91	4.43%
24	2.60%	58	4.44%	92	4.34%
25	2.64%	59	4.35%	93	4.43%
26	2.78%	60	4.35%	94	4.34%
27	2.72%	61	4.44%	95	4.34%
28	2.88%	62	4.35%	96	4.42%
29	2.82%	63	4.44%	97	4.27%
30	2.69%	64	4.35%	98	4.35%
31	3.93%	65	4.35%	99	4.27%
32	3.60%	66	4.60%	100	4.27%
33	3.70%	67	4.35%	101	4.52%
34	3.59%	68	4.44%
35	3.70%	70	4.35%

1.

Assumes no losses, 10% cleanup call, 21% CPR and 1 month LIBOR, 6 month LIBOR, 1 yr CMT, Prime, COF11 are 1.50375%, 1.98000%, 4.25000%, 1.70800% and 2.15000% respectively.

2.

Excess Interest is equal to (A) the product of (1) interest remaining after payment of Current Interest on Classes F, A-IO, A, M-1, M-2, M-3, M-4 and B and (2) 12, divided by (B) the principal balance of Class A, M-1, M-2, M-3, M-4 and B Certificates. Available Excess Interest will be equal to 50% of Excess Interest for the first 12 Distribution Dates.  100% of Excess Interest will be applied to losses and Basis Risk Shortfalls for all Distribution Dates.

Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance		$424,783,176
Aggregate Original Principal Balance		$461,575,577
Number of Mortgage Loans		3,934
	Minimum	Maximum	Average (1)
Original Principal Balance	$7,500	$3,050,000	$117,330
Outstanding Principal Balance	$4,065	$2,972,587	$107,977
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	12	481	324
Stated remaining Term (mos)	1	477	281
Loan Age (mos)	0	344	43
Current Interest Rate	2.500%	16.500%	7.414%
Periodic Rate Cap(3)(4)	0.250%	7.250%	1.727%
Gross Margin(3)	-0.500%	10.590%	3.888%
Maximum Mortgage Rate(3)(4)	5.000%	21.000%	12.981%
Minimum Mortgage Rate(3)(4)	0.250%	14.555%	6.300%
Months to Roll(3)	1	118	18
Current Loan-to-Value	1.17%	124.88%	73.35%
Credit Score(4)	501	842	655
	Earliest	Latest
Maturity Date	11/01/04	04/01/44

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	0.69%
		1985	0.27
	Percent of	1986	0.49
Loan Type	Mortgage Pool	1987	0.81
Adjustable Rate	56.81%	1988	0.45
Fixed Rate	43.19	1989	0.33
		1990	0.68
	Percent of	1991	0.56
Occupancy	Mortgage Pool	1992	1.55
Primary	76.60%	1993	4.32
Investment	21.50	1994	2.25
Second Home	1.90	1995	2.46
		1996	2.69
	Percent of	1997	4.85
Property Type	Mortgage Pool	1998	5.88
Single Family	68.12%	1999	4.59
Single Family (other)(5)	5.31	2000	5.30
Planned Unit Development	5.16	2001	13.26
2-4 Family	4.55	2002	5.74
Condominium	4.54	2003	19.88
Multi-Family	3.49	2004	22.96
Commercial (other)(6)	2.70
Mixed-Use	2.13		Percent of
Retail	1.56	Loan Purpose	Mortgage Pool
Mobile Home	1.35	Purchase	51.57%
Office	1.09	Rate/Term Refinance	25.10
		Cashout Refinance	23.33

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Includes land only with mobile home, undeveloped residential land, duplexes, manufactured homes, cooperatives and townhouses.
(6) Includes agricultural properties, auto repair centers, day care centers, educational facilities, commercial land, mobile home parks, motels, restaurants, self storage facilities and warehouses.

Category	A/Alt A	Insured	Subprime	Total
Percent of Total	52.92%	5.17%	41.91%	100.00%
Fixed	36.32%	74.34%	48.04%	43.19%
ARM	63.68%	25.66%	51.96%	56.81%
Current Balance	$224,798,977	$21,957,192	$178,027,007	$424,783,176
Loan Count	1,784	220	1,930	3,934
Average Balance	$126,008	$99,805	$92,242	$107,977
%=>$200,000	55.52%	39.97%	37.31%	47.08%
%=>$500,000	18.92%	2.33%	11.71%	15.04%
Gross WAC	6.662%	7.481%	8.355%	7.414%
WAM (mos)	288	315	266	281
WA Age (mos)	41	43	47	43
WA Orig. Term (mos)	329	358	313	324
Balloon	3.51%	0.18%	7.38%	4.96%
Fully Amortizing	96.49%	99.82%	92.62%	95.04%
First Lien	100.00%	100.00%	100.00%	100.00%
WA FICO (non-zero)	709	596	590	655
% below 640	0.15%	81.87%	84.46%	39.71%
WA Current LTV	73.55%	87.22%	71.39%	73.35%
WA Margin(1)	3.048%	3.286%	5.225%	3.888%
WA Lifetime Cap (non-zero)(1)	12.226%	12.730%	14.159%	12.981%
WA Next Rate Adj.(mos)(1)	22	20	13	18
Property Type:
Single-Family Dwelling	67.23%	67.88%	69.26%	68.12%
2-4 Family Dwelling	4.11%	8.28%	4.65%	4.55%
Condominium	4.43%	2.31%	4.96%	4.54%
PUD	5.92%	6.75%	4.00%	5.16%
Small Balance Comm.	4.02%	0.00%	7.68%	5.35%
Multi-Family	4.61%	0.52%	2.45%	3.49%
Mixed Use	1.93%	0.00%	2.63%	2.13%
Co-op	0.21%	0.00%	0.20%	0.19%
Other	7.54%	14.26%	4.16%	6.47%
Occupancy Status:
Owner Occupied	76.73%	91.87%	74.55%	76.60%
Investor Property	21.40%	5.75%	23.57%	21.50%
Second Home	1.87%	2.38%	1.88%	1.90%
Loan Purpose:
Purchase Money	52.99%	78.26%	46.50%	51.57%
Cash Out/Refinance	21.99%	9.15%	26.76%	23.33%
Rate Term/Refinance	25.02%	12.59%	26.74%	25.10%
Insurance:
Conventional MI	9.64%	90.75%	0.00%	9.79%
Lender-paid MI	0.02%	9.25%	0.00%	0.49%
Non-MI	90.33%	0.00%	100.00%	89.71%
States > 5% of Total:
California	20.30%	4.97%	11.13%	15.66%
Texas	6.59%	8.23%	11.92%	8.91%
Massachusetts	5.53%	0.11%	9.70%	7.00%
Indiana	8.44%	5.49%	3.23%	6.10%
Florida	5.52%	4.30%	6.90%	6.03%
Other	53.63%	76.91%	57.13%	56.30%
Delinquency Status:
Current	100.00%	87.85%	86.03%	93.52%
30-59 days	0.00%	12.15%	13.97%	6.48%
60+ days	0.00%	0.00%	0.00%	0.00%
Index:(1)
1 Year US Treasury	54.93%	61.26%	45.24%	51.36%
6 Month LIBOR	21.08%	16.62%	37.19%	27.15%
Prime Rate	10.03%	1.07%	13.18%	11.03%
COFI	5.69%	0.41%	0.85%	3.71%
1 Year LIBOR	3.98%	15.12%	0.80%	3.02%
3 Year US Treasury	2.29%	4.26%	1.72%	2.12%
5 Year US Treasury	1.10%	1.25%	0.41%	0.84%
6 Month CD	0.83%	0.00%	0.37%	0.63%
1 Month LIBOR	0.08%	0.00%	0.15%	0.10%
Other	0.00%	0.00%	0.09%	0.04%
(1) For Adjustable Rate Loans only.

Original Principal Balances of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
7,500.00 to 49,999.99	1,273	$33,500,461.37	7.89%	9.116%	$26,316.15	627	71.50%
50,000.00 to 99,999.99	1,284	81,776,233.06	19.25	8.151	63,688.66	642	77.13
100,000.00 to 149,999.99	548	61,735,354.92	14.53	7.335	112,655.76	645	75.33
150,000.00 to 199,999.99	237	37,754,678.91	8.89	7.188	159,302.44	643	73.31
200,000.00 to 249,999.99	159	32,767,853.84	7.71	7.115	206,087.13	640	72.14
250,000.00 to 299,999.99	107	27,186,086.63	6.40	6.638	254,075.58	650	75.08
300,000.00 to 349,999.99	76	22,713,018.82	5.35	6.866	298,855.51	673	69.98
350,000.00 to 399,999.99	76	26,015,286.26	6.12	6.751	342,306.40	682	71.38
400,000.00 to 449,999.99	40	16,032,944.24	3.77	6.552	400,823.61	685	72.74
450,000.00 to 499,999.99	34	14,935,629.55	3.52	6.936	439,283.22	673	71.38
500,000.00 to 549,999.99	27	12,863,745.81	3.03	6.869	476,435.03	673	68.93
550,000.00 to 599,999.99	15	7,909,874.14	1.86	7.019	527,324.94	692	67.79
600,000.00 to 649,999.99	13	7,931,747.96	1.87	6.939	610,134.46	672	73.46
650,000.00 to 699,999.99	11	7,084,960.26	1.67	6.840	644,087.30	671	76.30
700,000.00 to 749,999.99	5	3,579,209.66	0.84	7.492	715,841.93	669	68.38
750,000.00 to 799,999.99	2	1,560,782.62	0.37	8.236	780,391.31	657	70.03
800,000.00 to 849,999.99	6	4,673,184.96	1.10	7.477	778,864.16	661	65.54
850,000.00 to 899,999.99	2	1,650,657.01	0.39	7.622	825,328.51	694	63.79
900,000.00 to 949,999.99	2	1,788,671.72	0.42	6.097	894,335.86	727	72.35
950,000.00 to 999,999.99	3	2,929,263.33	0.69	6.334	976,421.11	646	62.87
1,000,000.00 to 1,049,999.99	3	3,022,660.43	0.71	6.189	1,007,553.48	672	69.35
1,050,000.00 to 1,099,999.99	1	1,094,304.30	0.26	7.125	1,094,304.30	708	79.88
1,100,000.00 to 1,149,999.99	2	2,137,092.46	0.50	7.150	1,068,546.23	699	76.06
1,200,000.00 to 1,249,999.99	1	1,209,240.34	0.28	6.500	1,209,240.34	635	48.37
1,250,000.00 to 1,299,999.99	2	2,227,605.26	0.52	5.910	1,113,802.63	720	68.04
1,300,000.00 to 1,349,999.99	1	1,330,000.00	0.31	8.250	1,330,000.00	710	59.11
1,800,000.00 to 1,849,999.99	2	2,498,167.91	0.59	8.790	1,249,083.96	NA	74.87
1,950,000.00 to 1,999,999.99	1	1,901,873.39	0.45	7.500	1,901,873.39	699	89.29
2,000,000.00 to 3,050,000.00	1	2,972,586.53	0.70	8.500	2,972,586.53	755	74.32
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $117,330.

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Principal Balances ($)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
4,064.60 to 49,999.99	1,515	$42,984,546.22	10.12%	8.789%	$28,372.64	634	68.32%
50,000.00 to 99,999.99	1,167	82,237,013.35	19.36	8.059	70,468.73	645	77.21
100,000.00 to 149,999.99	475	57,519,252.88	13.54	7.229	121,093.16	642	76.59
150,000.00 to 199,999.99	244	42,044,340.56	9.90	7.102	172,312.87	638	72.52
200,000.00 to 249,999.99	147	32,751,929.53	7.71	7.118	222,802.24	639	72.69
250,000.00 to 299,999.99	91	24,776,722.79	5.83	6.843	272,271.68	666	75.97
300,000.00 to 349,999.99	87	28,168,764.25	6.63	6.827	323,778.90	676	68.85
350,000.00 to 399,999.99	60	22,418,014.63	5.28	6.839	373,633.58	677	72.65
400,000.00 to 449,999.99	41	17,567,125.48	4.14	6.732	428,466.48	676	71.85
450,000.00 to 499,999.99	22	10,417,218.71	2.45	7.018	473,509.94	680	74.89
500,000.00 to 549,999.99	23	12,001,635.60	2.83	6.732	521,810.24	682	71.48
550,000.00 to 599,999.99	8	4,532,278.53	1.07	7.617	566,534.82	666	65.35
600,000.00 to 649,999.99	14	8,744,624.40	2.06	6.833	624,616.03	678	74.96
650,000.00 to 699,999.99	7	4,707,529.41	1.11	6.973	672,504.20	675	74.95
700,000.00 to 749,999.99	5	3,593,013.25	0.85	7.734	718,602.65	638	73.99
750,000.00 to 799,999.99	3	2,319,447.49	0.55	8.567	773,149.16	629	62.64
800,000.00 to 849,999.99	7	5,694,840.02	1.34	7.285	813,548.57	701	64.17
850,000.00 to 899,999.99	1	878,671.72	0.21	7.750	878,671.72	739	74.78
900,000.00 to 949,999.99	2	1,842,605.26	0.43	5.765	921,302.63	691	68.29
950,000.00 to 999,999.99	4	3,929,214.09	0.92	6.185	982,303.52	670	63.83
1,000,000.00 to 1,049,999.99	3	3,041,335.30	0.72	6.940	1,013,778.43	639	74.74
1,050,000.00 to 1,099,999.99	1	1,094,304.30	0.26	7.125	1,094,304.30	708	79.88
1,100,000.00 to 1,149,999.99	1	1,118,466.83	0.26	6.375	1,118,466.83	699	69.90
1,200,000.00 to 1,249,999.99	1	1,209,240.34	0.28	6.500	1,209,240.34	635	48.37
1,250,000.00 to 1,299,999.99	1	1,295,000.00	0.30	5.125	1,295,000.00	758	69.07
1,300,000.00 to 1,349,999.99	1	1,330,000.00	0.31	8.250	1,330,000.00	710	59.11
1,650,000.00 to 1,699,999.99	1	1,691,580.83	0.40	8.750	1,691,580.83	NA	89.50
1,900,000.00 to 1,949,999.99	1	1,901,873.39	0.45	7.500	1,901,873.39	699	89.29
2,000,000.00 to 2,972,586.53	1	2,972,586.53	0.70	8.500	2,972,586.53	755	74.32
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%
As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $107,977.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgage Rates(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
2.50 to 2.99	2	$56,842.15	0.01%	2.697%	$28,421.08	699	42.77%
3.00 to 3.99	98	11,881,902.29	2.80	3.670	121,243.90	680	71.11
4.00 to 4.99	255	36,067,480.15	8.49	4.310	141,441.10	676	69.42
5.00 to 5.99	445	45,776,163.86	10.78	5.488	102,867.78	701	71.51
6.00 to 6.99	582	93,870,441.91	22.10	6.473	161,289.42	680	75.68
7.00 to 7.99	588	85,423,891.51	20.11	7.437	145,278.73	659	73.51
8.00 to 8.99	547	68,136,341.05	16.04	8.528	124,563.69	632	72.97
9.00 to 9.99	520	37,697,973.78	8.87	9.471	72,496.10	607	72.25
10.00 to 10.99	392	22,016,068.97	5.18	10.469	56,163.44	603	75.99
11.00 to 11.99	273	12,853,483.80	3.03	11.417	47,082.36	587	78.28
12.00 to 12.99	152	8,208,377.79	1.93	12.377	54,002.49	592	72.12
13.00 to 13.99	50	1,775,333.97	0.42	13.495	35,506.68	602	64.00
14.00 to 14.99	20	887,320.94	0.21	14.581	44,366.05	602	66.21
15.00 to 15.99	7	82,640.19	0.02	15.644	11,805.74	608	79.35
16.00 to 16.50	3	48,913.33	0.01	16.281	16,304.44	618	65.02
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%
As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.41% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
5.50 to 10.00	1	$33,463.00	0.01%	12.500%	$33,463.00	523	45.22%
10.01 to 20.00	11	298,235.26	0.07	8.355	27,112.30	673	14.14
20.01 to 30.00	20	516,360.05	0.12	7.382	25,818.00	645	19.74
30.01 to 40.00	66	4,731,400.09	1.11	7.627	71,687.88	635	35.67
40.01 to 50.00	122	12,585,548.02	2.96	7.524	103,160.23	622	45.99
50.01 to 60.00	270	32,897,679.49	7.74	8.247	121,843.26	639	56.08
60.01 to 70.00	450	65,468,844.45	15.41	7.420	145,486.32	655	63.52
70.01 to 80.00	1,164	159,128,559.54	37.46	7.053	136,708.38	673	73.09
80.01 to 90.00	769	68,533,711.44	16.13	7.755	89,120.56	639	81.78
90.01 to 95.00	502	38,580,149.55	9.08	7.705	76,852.89	645	88.97
95.01 to 100.00	487	38,043,372.51	8.96	7.252	78,117.81	641	88.52
100.01 to 105.00	44	2,197,079.34	0.52	7.277	49,933.62	684	89.81
105.01 to 110.00	17	1,026,311.34	0.24	7.519	60,371.26	663	92.14
110.01 to 115.00	4	162,383.56	0.04	6.661	40,595.89	687	88.31
115.01 to 120.00	4	371,535.53	0.09	5.144	92,883.88	718	74.50
120.01 to 124.50	3	208,542.52	0.05	4.802	69,514.17	669	99.55
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans  are approximately 5.50% and 124.50%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 77.88%.

Current Loan-to-Value Ratios of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Current Loan-to-Value Ratios	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1.17 to 10.00	24	$288,308.00	0.07%	7.220%	$12,012.83	694	7.40%
10.01 to 20.00	72	1,272,627.13	0.30	7.112	17,675.38	720	15.56
20.01 to 30.00	95	3,046,551.63	0.72	6.749	32,068.96	647	25.98
30.01 to 40.00	163	8,703,181.41	2.05	7.259	53,393.75	631	36.17
40.01 to 50.00	259	20,637,539.64	4.86	7.804	79,681.62	630	45.96
50.01 to 60.00	453	50,411,281.32	11.87	7.669	111,283.18	651	56.08
60.01 to 70.00	594	83,479,194.74	19.65	7.339	140,537.36	658	65.69
70.01 to 80.00	891	132,739,558.12	31.25	7.039	148,978.18	674	76.19
80.01 to 90.00	638	62,708,016.78	14.76	7.534	98,288.43	640	85.84
90.01 to 95.00	382	29,366,692.96	6.91	7.856	76,876.16	648	93.29
95.01 to 100.00	258	23,432,960.84	5.52	7.571	90,825.43	646	97.91
100.01 to 105.00	42	2,755,752.81	0.65	9.231	65,613.16	570	102.55
105.01 to 110.00	26	2,279,306.89	0.54	9.417	87,665.65	587	107.49
110.01 to 115.00	10	1,582,745.22	0.37	8.597	158,274.52	614	112.26
115.01 to 120.00	17	1,577,036.35	0.37	8.562	92,766.84	608	116.41
120.01 to 124.88	10	502,421.85	0.12	10.391	50,242.19	543	123.16
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 73.35%.

Delinquency Status of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Delinquency Status (in days)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 to 29	3,648	$397,242,403.39	93.52%	7.345%	$108,893.20	659	73.43%
30 to 59	286	27,540,772.30	6.48	8.405	96,296.41	597	72.12
Total	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Number of 30-Day Delinquencies of the Mortgage Loans

					Weighted		Weighted
			Percent of	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Credit	Principal	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Score	Balance	LTV
0	2,770	$311,563,774.32	73.35%	7.157%	$112,477.90	671	73.48%
1	409	47,458,778.78	11.17	7.361	116,036.13	640	73.76
2	179	14,299,796.13	3.37	8.018	79,887.13	613	73.02
3	111	9,186,622.85	2.16	8.926	82,762.37	600	71.21
4	95	6,845,665.48	1.61	8.900	72,059.64	582	73.85
5	68	6,708,272.72	1.58	8.311	98,651.07	589	72.95
6	47	4,729,775.33	1.11	8.693	100,633.52	602	75.16
7	65	6,830,287.29	1.61	8.509	105,081.34	595	69.08
8	62	5,608,865.25	1.32	9.644	90,465.57	584	70.12
9	39	3,527,694.42	0.83	9.187	90,453.70	549	72.18
10	34	2,799,081.17	0.66	9.603	82,325.92	570	78.35
11	26	2,434,389.83	0.57	8.244	93,630.38	544	75.52
12	29	2,790,172.12	0.66	8.558	96,212.83	581	68.48
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Number of 60-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	3,551	$387,773,242.68	91.29%	7.282%	$109,201.14	662	73.36%
1	138	10,634,867.60	2.50	9.259	77,064.26	591	72.78
2	60	6,249,907.21	1.47	8.621	104,165.12	590	74.29
3	51	5,329,193.73	1.25	8.552	104,493.99	567	69.38
4	41	4,827,164.37	1.14	9.076	117,735.72	591	75.67
5	26	2,668,282.88	0.63	8.061	102,626.26	610	72.35
6	15	1,428,448.57	0.34	8.347	95,229.90	552	69.63
7	14	1,362,802.64	0.32	8.118	97,343.05	588	77.80
8	13	1,878,450.01	0.44	9.675	144,496.15	564	75.38
9	10	1,203,270.65	0.28	8.205	120,327.07	576	76.98
10	7	741,266.78	0.17	7.835	105,895.25	545	72.31
11	8	686,278.57	0.16	8.128	85,784.82	558	72.27
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Number of 90-Day Delinquencies of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
of the Mortgage Loans	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0	3,770	$405,136,543.55	95.37%	7.359%	$107,463.27	659	73.32%
1	61	6,914,607.28	1.63	8.179	113,354.22	581	74.24
2	37	4,709,753.07	1.11	9.214	127,290.62	597	71.76
3	15	1,765,944.56	0.42	9.297	117,729.64	579	73.12
4	12	1,207,204.69	0.28	7.772	100,600.39	549	69.23
5	6	1,671,543.96	0.39	7.693	278,590.66	625	73.20
6	7	612,529.30	0.14	8.505	87,504.19	558	67.56
7	6	937,965.13	0.22	9.073	156,327.52	557	86.53
8	11	953,489.32	0.22	9.575	86,680.85	549	75.10
9	6	638,550.82	0.15	8.217	106,425.14	611	77.49
10	3	235,044.01	0.06	4.882	78,348.00	537	89.49
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Original Terms to Maturity of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
12 to 59	10	$2,677,907.72	0.63%	7.704%	$267,790.77	623	83.20%
60 to 119	93	9,940,977.64	2.34	8.694	106,892.23	677	74.99
120 to 179	263	11,060,420.47	2.60	8.754	42,054.83	634	76.31
180 to 239	539	36,552,393.67	8.60	8.480	67,815.20	649	66.83
240 to 299	296	22,480,757.50	5.29	8.632	75,948.51	642	66.82
300 to 359	140	8,865,409.43	2.09	6.960	63,324.35	648	71.56
360 to 419	2,585	329,972,747.74	77.68	7.138	127,649.03	657	74.25
420 to 479	1	43,552.49	0.01	9.500	43,552.49	551	9.74
480 to 481	7	3,189,009.03	0.75	7.457	455,572.72	679	83.11
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 324 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
Remaining Terms	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
to Maturity (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 to 59	172	$13,685,457.25	3.22%	8.109%	$79,566.61	674	69.03%
60 to 119	516	20,906,729.22	4.92	9.046	40,516.92	634	66.65
120 to 179	551	34,923,720.99	8.22	7.729	63,382.43	663	65.94
180 to 239	430	48,616,848.49	11.45	7.056	113,062.44	648	67.20
240 to 299	673	68,931,730.05	16.23	7.920	102,424.56	634	69.46
300 to 359	1,523	226,020,188.85	53.21	7.093	148,404.59	662	77.65
360 to 419	64	10,786,805.40	2.54	7.617	168,543.83	664	77.03
420 to 477	5	911,695.44	0.21	5.352	182,339.09	686	85.45
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 281 months.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Seasoning (in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
0 to 59	2,393	$302,568,287.85	71.23%	7.411%	$126,438.90	660	76.48%
60 to 119	967	74,939,548.75	17.64	7.999	77,496.95	634	69.01
120 to 179	296	36,804,910.81	8.66	6.552	124,340.91	652	63.64
180 to 239	194	8,990,291.46	2.12	5.909	46,341.71	697	49.28
240 to 299	56	1,198,068.30	0.28	8.880	21,394.08	615	44.36
300 to 344	28	282,068.52	0.07	9.343	10,073.88	601	20.55
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 43 months.

Geographic Distribution of the Mortgaged Properties

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Geographic Location	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
California	295	$66,536,418.05	15.66%	6.798%	$225,547.18	676	69.36%
Texas	580	37,835,936.84	8.91	8.800	65,234.37	627	81.50
Massachusetts	245	29,719,322.59	7.00	7.157	121,303.36	650	63.37
Indiana	399	25,923,808.71	6.10	6.452	64,971.95	694	74.59
Florida	257	25,619,116.05	6.03	7.842	99,685.28	652	75.88
Illinois	192	20,353,165.88	4.79	6.970	106,006.07	682	73.35
New York	141	17,291,163.73	4.07	8.032	122,632.37	646	72.26
New Jersey	98	16,030,449.77	3.77	7.608	163,576.02	643	71.49
Georgia	127	14,889,713.61	3.51	7.194	117,241.84	647	82.64
Pennsylvania	187	14,710,414.46	3.46	6.784	78,665.32	666	73.22
Colorado	73	12,105,210.12	2.85	6.666	165,824.80	652	78.85
Washington	58	10,159,568.35	2.39	6.680	175,164.97	670	68.21
Maryland	61	9,514,816.89	2.24	6.941	155,980.60	638	67.56
Michigan	87	9,463,189.20	2.23	7.823	108,772.29	650	71.83
Arizona	82	9,003,961.52	2.12	7.237	109,804.41	662	78.14
Ohio	75	8,577,197.59	2.02	7.450	114,362.63	638	69.19
Connecticut	41	8,208,435.24	1.93	7.608	200,205.74	666	72.21
North Carolina	65	7,244,953.83	1.71	7.467	111,460.83	652	78.83
Kentucky	121	6,758,407.93	1.59	6.942	55,854.61	680	74.26
New Hampshire	40	6,758,066.72	1.59	7.967	168,951.67	604	70.67
Virginia	41	5,582,983.98	1.31	7.337	136,170.34	642	77.06
Alabama	115	5,438,948.70	1.28	9.463	47,295.21	589	67.22
Oregon	45	5,437,234.83	1.28	8.024	120,827.44	667	76.45
Tennessee	59	4,793,207.57	1.13	7.544	81,240.81	651	80.88
Nevada	26	4,358,238.08	1.03	7.133	167,624.54	650	72.17
Missouri	46	4,267,674.43	1.00	8.045	92,775.53	616	79.50
Rhode Island	20	3,850,533.92	0.91	8.552	192,526.70	620	63.21
Utah	22	3,718,299.21	0.88	8.067	169,013.60	647	72.15
Louisiana	30	3,347,365.93	0.79	8.548	111,578.86	623	77.14
South Carolina	40	3,210,079.46	0.76	8.035	80,251.99	622	83.84
Minnesota	20	3,055,824.24	0.72	7.102	152,791.21	683	79.58
Wisconsin	19	2,585,749.08	0.61	7.380	136,092.06	671	74.52
New Mexico	21	2,112,451.67	0.50	7.853	100,592.94	689	78.59
Arkansas	34	1,798,090.58	0.42	8.522	52,885.02	629	83.33
Puerto Rico	21	1,586,854.33	0.37	7.714	75,564.49	610	71.89
District of Columbia	11	1,414,713.34	0.33	7.734	128,610.30	625	67.55
Idaho	16	1,352,790.61	0.32	7.684	84,549.41	673	74.84
Alaska	8	1,351,493.05	0.32	7.669	168,936.63	609	73.95
Iowa	11	1,093,934.40	0.26	8.664	99,448.58	669	73.82
Mississippi	22	1,075,371.26	0.25	8.224	48,880.51	619	69.08
Hawaii	6	1,068,765.35	0.25	6.895	178,127.56	622	69.99
Maine	8	904,403.33	0.21	7.210	113,050.42	637	72.83
Oklahoma	25	868,240.61	0.20	8.849	34,729.62	602	74.87
Kansas	10	866,243.96	0.20	6.131	86,624.40	641	77.24
Montana	4	751,994.21	0.18	8.246	187,998.55	655	60.42
Nebraska	6	526,668.08	0.12	7.754	87,778.01	648	78.05
Wyoming	6	453,634.25	0.11	8.492	75,605.71	648	76.01
Delaware	4	386,350.24	0.09	5.033	96,587.56	611	68.10
West Virginia	6	288,346.15	0.07	8.082	48,057.69	627	78.00
South Dakota	2	132,956.21	0.03	6.125	66,478.11	662	76.52
North Dakota	2	127,553.63	0.03	5.184	63,776.82	572	69.78
Guam	1	103,473.18	0.02	3.813	103,473.18	561	82.78
Vermont	2	102,865.34	0.02	9.166	51,432.67	613	61.65
Virgin Islands	1	66,525.40	0.02	7.375	66,525.40	671	73.92
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%
No more than approximately 0.78% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

Loan Purpose of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Purpose	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Purchase	2,411	$219,081,563.94	51.57%	7.562%	$90,867.51	656	77.38%
Rate/Term Refinance	719	106,618,109.43	25.10	6.917	148,286.66	660	70.01
Cashout Refinance	804	99,083,502.32	23.33	7.621	123,238.19	648	68.01
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Amortization Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Amortization Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Fully Amortizing	3,754	$403,709,246.56	95.04%	7.330%	$107,541.09	655	73.16%
Balloon	180	21,073,929.13	4.96	9.010	117,077.38	650	76.88
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Adjustment Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Adjustment Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Adjustable Rate Mortgage	1,681	$241,305,366.74	56.81%	6.839%	$143,548.70	664	70.66%
Fixed Rate Mortgage	2,253	183,477,808.95	43.19	8.169	81,437.11	644	76.88
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Loan Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Loan Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Conventional w/o PMI	3,460	$375,300,972.53	88.35%	7.491%	$108,468.49	656	71.39%
Conventional w/ PMI	390	41,606,032.50	9.79	6.699	106,682.13	657	88.55
FHA Uninsured	47	5,686,481.51	1.34	6.830	120,988.97	615	91.39
Conventional w/ LPMI	36	2,087,084.38	0.49	9.416	57,974.57	576	71.14
VA Uninsured	1	102,604.77	0.02	6.250	102,604.77	656	99.42
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Credit Scores of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Credit Scores	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Score	144	$13,660,777.54	3.22%	7.864%	$94,866.51	NA	77.17%
501 to 519	87	6,489,890.98	1.53	8.563	74,596.45	511	73.64
520 to 539	304	20,984,931.78	4.94	8.775	69,029.38	530	73.15
540 to 559	327	25,717,593.32	6.05	8.718	78,647.07	549	72.60
560 to 579	297	24,928,106.08	5.87	8.600	83,933.02	570	69.68
580 to 599	256	22,752,135.93	5.36	8.402	88,875.53	589	74.10
600 to 619	322	37,474,637.21	8.82	8.344	116,380.86	609	71.40
620 to 639	285	30,342,695.49	7.14	7.541	106,465.60	629	75.01
640 to 659	320	39,256,685.26	9.24	7.111	122,677.14	650	75.18
660 to 679	318	37,749,207.88	8.89	7.051	118,708.20	670	75.36
680 to 699	268	36,972,311.39	8.70	6.827	137,956.39	691	75.16
700 to 719	257	37,489,740.83	8.83	6.614	145,874.48	710	72.80
720 to 739	230	36,259,571.30	8.54	6.525	157,650.31	730	73.38
740 to 759	220	34,689,021.17	8.17	6.459	157,677.37	750	73.78
760 to 779	101	8,194,891.63	1.93	6.256	81,137.54	770	70.74
780 to 799	80	6,293,684.21	1.48	6.240	78,671.05	790	70.89
800 to 819	71	3,868,663.01	0.91	6.294	54,488.21	808	59.18
820 to 839	45	1,620,664.40	0.38	5.852	36,014.76	827	41.69
840 to 842	2	37,966.28	0.01	5.882	18,983.14	842	30.74
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 655.

Mortgaged Property Type of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Mortgaged Property Type	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Single Family	2,775	$289,343,174.59	68.12%	7.286%	$104,267.81	652	72.69%
Single Family (other)(1)	380	22,572,521.06	5.31	8.052	59,401.37	665	76.61
Planned Unit Development	118	21,917,398.87	5.16	6.658	185,740.67	659	77.46
2-4 Family	166	19,325,070.03	4.55	7.494	116,416.08	656	74.06
Condominium	218	19,298,421.27	4.54	6.776	88,524.87	652	75.89
Multi-Family	49	14,837,567.10	3.49	7.970	302,807.49	698	78.83
Commercial (other)(2)	38	11,452,845.64	2.70	8.466	301,390.67	642	68.40
Mixed-Use	41	9,030,782.76	2.13	8.480	220,262.99	657	73.07
Retail	17	6,645,021.10	1.56	8.753	390,883.59	682	68.52
Mobile Home as Real Estate	119	5,738,692.58	1.35	7.773	48,224.31	657	78.20
Office	13	4,621,680.69	1.09	9.335	355,513.90	626	61.77
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%
(1) Includes land only with mobile home, undeveloped residential land, duplexes, manufactured homes, cooperatives and townhouses.
(2) Includes agricultural properties, auto repair centers, day care centers, educational facilities, commercial land, mobile home parks, motels, restaurants, self storage facilities and warehouses.

Occupancy Types of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Occupancy Types	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Primary	3,059	$325,386,110.96	76.60%	7.227%	$106,370.09	652	73.42%
Investment	803	91,322,015.60	21.50	8.060	113,726.05	665	72.81
Second Home	72	8,075,049.13	1.90	7.632	112,153.46	663	76.54
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Documentation Levels of the Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Documentation Levels	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
Full Documentation	1,792	$209,668,929.44	49.36%	6.870%	$117,002.75	671	72.38%
Limited Documentation	942	84,745,991.50	19.95	8.176	89,963.90	629	72.62
Stated Documentation	752	83,686,990.12	19.70	8.045	111,285.89	647	72.58
Alternative Documentation	373	40,110,163.92	9.44	7.157	107,533.95	645	80.70
No Income	20	3,500,744.17	0.82	7.147	175,037.21	635	76.93
No Income No Asset	55	3,070,356.54	0.72	9.969	55,824.66	620	80.36
Total:	3,934	$424,783,175.69	100.00%	7.414%	$107,977.42	655	73.35%

Indices of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Indices	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 Year CMT	689	$123,939,597.94	51.36%	6.398%	$179,883.31	669	70.43%
6 Month LIBOR	567	65,515,012.72	27.15	7.518	115,546.76	636	74.34
Prime	101	26,611,921.66	11.03	8.303	263,484.37	662	68.81
COFI	157	8,949,265.65	3.71	5.883	57,001.69	733	50.83
1 Year LIBOR	24	7,290,312.18	3.02	5.143	303,763.01	685	75.02
3 Year CMT	83	5,111,503.99	2.12	6.221	61,584.39	705	71.33
5 Year CMT	48	2,021,827.44	0.84	6.870	42,121.41	713	67.48
CD - 6 Month	7	1,527,956.73	0.63	3.646	218,279.53	708	61.07
1 Month LIBOR	3	251,369.32	0.10	6.544	83,789.77	638	71.83
3 Month LIBOR	1	62,926.65	0.03	11.990	62,926.65	524	79.65
3 Month CMT	1	23,672.46	0.01	5.000	23,672.46	621	36.42
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
Frequency of			Percent of	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
(in months)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1	4	$409,037.98	0.17%	6.066%	$102,259.50	685	64.43%
6	790	95,507,469.35	39.58	7.436	120,895.53	655	71.51
12	748	136,418,932.08	56.53	6.453	182,378.25	667	70.07
36	86	5,280,243.52	2.19	5.963	61,398.18	706	69.92
60	53	3,689,683.81	1.53	7.012	69,616.68	671	71.95
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%

Gross Margins of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Gross Margins (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
-0.500 to -0.001	70	$3,074,420.90	1.27%	5.357%	$43,920.30	756	40.18%
No Margin	56	3,485,533.36	1.44	5.778	62,241.67	726	58.02
0.250 to 0.999	13	572,836.43	0.24	6.211	44,064.34	752	51.43
1.000 to 1.999	29	3,329,632.13	1.38	5.148	114,814.90	706	69.93
2.000 to 2.999	655	119,283,093.93	49.43	5.905	182,111.59	688	72.94
3.000 to 3.999	194	29,964,203.29	12.42	5.958	154,454.66	693	71.88
4.000 to 4.999	85	9,455,470.43	3.92	7.530	111,240.83	622	71.03
5.000 to 5.999	165	18,543,041.74	7.68	8.620	112,382.07	623	67.51
6.000 to 6.999	249	31,812,666.84	13.18	8.814	127,761.71	608	68.87
7.000 to 7.999	115	15,180,093.13	6.29	8.974	132,000.81	588	66.98
8.000 to 8.999	31	4,448,656.86	1.84	9.414	143,505.06	600	74.26
9.000 to 9.999	16	1,883,597.30	0.78	9.415	117,724.83	581	64.71
10.000 to 10.590	3	272,120.40	0.11	10.446	90,706.80	584	92.45
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%
As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.888% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Maximum Rate	73	$7,494,739.85	3.11%	6.884%	$102,667.67	686	66.16%
5.00 to 5.99	2	362,691.55	0.15	4.905	181,345.78	690	83.09
6.00 to 6.99	1	262,500.00	0.11	4.000	262,500.00	714	61.05
7.00 to 7.99	1	58,429.58	0.02	5.625	58,429.58	771	72.14
8.00 to 8.99	8	1,154,368.97	0.48	4.291	144,296.12	728	65.19
9.00 to 9.99	55	9,494,643.75	3.93	4.353	172,629.89	682	71.52
10.00 to 10.99	132	24,728,441.72	10.25	4.829	187,336.68	698	74.00
11.00 to 11.99	192	44,887,161.15	18.60	6.120	233,787.30	696	72.09
12.00 to 12.99	261	46,662,340.87	19.34	6.333	178,782.92	677	73.22
13.00 to 13.99	262	36,368,777.14	15.07	6.826	138,812.13	659	71.91
14.00 to 14.99	249	30,475,523.03	12.63	7.855	122,391.66	627	65.53
15.00 to 15.99	190	20,108,534.82	8.33	8.764	105,834.39	618	64.56
16.00 to 16.99	146	11,572,949.45	4.80	9.733	79,266.78	602	69.52
17.00 to 17.99	70	5,390,219.47	2.23	10.583	77,003.14	598	72.63
18.00 to 18.99	22	1,339,987.42	0.56	10.878	60,908.52	597	73.57
19.00 to 19.99	11	646,641.52	0.27	12.642	58,785.59	604	64.25
20.00 to 20.99	5	261,983.01	0.11	11.876	52,396.60	575	70.40
21.00	1	35,433.44	0.01	7.000	35,433.44	710	70.87
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%
As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 12.98% per annum.
Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Minimum Rate	648	$87,204,709.85	36.14%	5.600%	$134,575.17	695	71.11%
0.25 to 0.99	13	572,836.43	0.24	6.211	44,064.34	752	51.43
1.00 to 1.99	22	1,571,254.94	0.65	5.188	71,420.68	675	53.44
2.00 to 2.99	167	43,499,156.76	18.03	6.257	260,473.99	691	71.72
3.00 to 3.99	73	9,207,878.74	3.82	5.180	126,135.33	673	64.03
4.00 to 4.99	46	3,644,508.70	1.51	5.989	79,228.45	655	71.43
5.00 to 5.99	29	2,375,890.65	0.98	6.277	81,927.26	682	73.20
6.00 to 6.99	90	13,766,342.16	5.70	6.503	152,959.36	647	81.42
7.00 to 7.99	119	25,833,319.93	10.71	7.554	217,086.72	648	72.77
8.00 to 8.99	163	24,465,142.51	10.14	8.748	150,092.90	598	66.55
9.00 to 9.99	142	17,040,778.77	7.06	9.568	120,005.48	604	65.24
10.00 to 10.99	106	7,926,270.14	3.28	10.485	74,776.13	599	72.19
11.00 to 11.99	42	3,010,050.12	1.25	11.218	71,667.86	576	67.17
12.00 to 12.99	14	779,554.70	0.32	12.357	55,682.48	589	66.91
13.00 to 13.99	5	331,012.09	0.14	13.171	66,202.42	638	64.36
14.00 to 14.56	2	76,660.25	0.03	14.416	38,330.13	548	55.50
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 6.30% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
1 to 6	800	$80,720,349.14	33.45%	7.127%	$100,900.44	645	67.35%
7 to 12	277	40,631,125.77	16.84	6.996	146,682.76	636	67.12
13 to 18	94	13,918,053.71	5.77	7.297	148,064.40	679	76.81
19 to 24	136	25,826,328.01	10.70	7.608	189,899.47	669	71.83
25 to 30	139	41,094,125.23	17.03	6.458	295,641.19	695	72.96
31 to 36	97	17,614,114.04	7.30	5.904	181,588.80	670	77.09
37 to 42	19	2,404,841.69	1.00	5.911	126,570.62	664	80.71
43 to 48	18	2,300,826.46	0.95	5.008	127,823.69	720	75.69
49 to 54	42	5,436,316.21	2.25	5.477	129,436.10	705	72.97
55 to 60	52	8,899,619.21	3.69	5.889	171,146.52	696	75.36
73 to 78	3	791,837.81	0.33	5.250	263,945.94	723	65.44
79 to 84	3	667,829.46	0.28	8.533	222,609.82	714	79.98
115 to 118	1	1,000,000.00	0.41	5.625	1,000,000.00	677	65.49
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 18 months.

Periodic Caps of the Adjustable Rate Mortgage Loans

						Weighted	Weighted
			Percent of	Weighted	Average	Average	Average
	Number of	Aggregate	Aggregate	Average	Principal	Credit	Current
Periodic Caps(%)	Mortgage Loans	Principal Balance	Principal Balance	Coupon	Balance	Score	LTV
No Periodic Cap	42	$11,129,012.58	4.61%	6.793%	$264,976.49	672	66.70%
0.250 to 0.750	1	20,772.86	0.01	5.875	20,772.86	516	29.68
0.751 to 1.000	660	72,270,696.49	29.95	7.309	109,501.06	652	70.11
1.251 to 1.500	62	13,196,766.29	5.47	7.585	212,851.07	686	77.34
1.751 to 2.000	836	135,782,475.27	56.27	6.441	162,419.23	670	70.60
2.251 to 2.500	1	24,197.12	0.01	6.625	24,197.12	629	56.32
2.751 to 3.000	69	6,707,280.20	2.78	9.055	97,206.96	605	66.32
3.751 to 4.000	1	30,713.46	0.01	4.000	30,713.46	633	55.84
5.501 to 5.750	1	412,500.00	0.17	4.750	412,500.00	704	75.00
5.751 to 6.000	3	696,400.00	0.29	3.672	232,133.33	692	78.74
6.251 to 6.500	1	172,000.00	0.07	5.500	172,000.00	675	79.26
6.501 to 6.750	2	655,401.66	0.27	5.648	327,700.83	632	107.49
6.751 to 7.000	1	150,773.20	0.06	6.725	150,773.20	621	78.94
7.001 to 7.250	1	56,377.61	0.02	10.125	56,377.61	665	66.33
Total:	1,681	$241,305,366.74	100.00%	6.839%	$143,548.70	664	70.66%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.727% per annum.